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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 1, 2003


             INDYMAC MBS, INC. (as depositor under the Pooling and
             Servicing Agreement, dated as of January 1, 2003, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-Through Certificates, Series 2003-A).

                               INDYMAC MBS, INC.
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                    333-86514               95-4791925
--------------------------------      -----------      ------------------------
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

           155 North Lake Avenue
           Pasadena, California                                   91101
           --------------------                                   -----
           (Address of Principal                                (Zip Code)
            Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
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Item 5.    Other Events.
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         On January 30, 2003, IndyMac MBS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement dated as of January 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of January 1, 2003, by and among the Company, IndyMac and the Trustee.




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                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDYMAC MBS, INC.



                                        By:  /s/ Victor H. Woodworth
                                             ----------------------------
                                             Victor H. Woodworth
                                             Vice President



Dated:  March 26, 2003



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                                 Exhibit Index
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Exhibit                                                                Page
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    99.1.    Pooling and Servicing Agreement, dated as of January 1,
             2003, by and among, the Company, IndyMac and the Trustee     5



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